INVESTOR MEETING 2010
Exhibit 99.1

Company Strategy and
Growth Potential
Paul S. Otellini
President and Chief Executive Officer

INVESTOR MEETING 2010
Four Drivers of Shareholder Value
• Intel has been transformed into a more efficient and
 productive company
• Investments in silicon process technology and software
 increasingly differentiate us in the market
• We will continue to maximize profits in the fast growing
 PC and server segments
• We now have a much broader role across more
 computing segments

INVESTOR MEETING 2010
“We will re-structure, re-size, re-purpose
Intel for the future.”
Investor Meeting 2006
Since 2006, the company has
been transformed …

INVESTOR MEETING 2010
Efficiencies Driven Throughout the Business
Source: Intel
Billions
$6.6B in Total Savings

INVESTOR MEETING 2010
Productivity Has Improved
*Based on Consensus 4/15/10
Thousands
$K Revenue/
Employee
$K Pre-Tax
Profit/
Employee
Source: Intel

INVESTOR MEETING 2010
Leadership Products
in Data Center and PC Segments
Small-Medium Business
Workstations
Cloud
Service Providers
Cloud
Service Providers
Storage
Enterprise
Data Center
High Performance
Computing
High Performance
Computing
Networking
Intel’s Largest Data Center Refresh
All New 2010 Intel® Core™
All New 2010 Intel® Core™
Processor Family
Processor Family
Other names and brands may be claimed as the property of others

INVESTOR MEETING 2010
Gross Margins Have Increased
Forecast
Source: Intel

INVESTOR MEETING 2010
Extending Silicon Process Technology Leadership
Leading in Innovation and Production
2005
45nm
2003
2009
2007
Strained Silicon: 1-3 yrs ahead of comp
4th Gen
3rd Gen
2nd Gen
2nd Gen
1st Gen
High-k / Metal Gate: 3+ yrs ahead of comp
25%
Increase in
Performance
10X
Lower Leakage Power
10X
Lower Leakage Power
Source: Intel, Chipworks

INVESTOR MEETING 2010
Sources: Intel (2007 IEDM, p 247), TSMC (2007 IEDM, p 243), IBM/Samsung(2007 VLSI, p 16)
Higher
Performance
NMOS
PMOS
NMOS
PMOS
NMOS
PMOS
High-k
Metal Gate
TSMC
Non-High-k
Metal Gate
IBM
Non-High-k
Metal Gate

INVESTOR MEETING 2010
Week of Production Ramp
Millions
of Die
1
5
10
15
20
25
30
1.1 Billion
Transistors
90nm
65nm
45nm
32nm
Reaching the same volume in half the time
Source: Intel

INVESTOR MEETING 2010
Accelerating the Spread of Computing
3.3 BILLION
Processor Cores Shipped
Through Q1’10
Source: Intel
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Cumulative
CPU Cores Shipped by Intel
2010
Forecast

INVESTOR MEETING 2010
Developing Low Cost Solutions to
 Bring Computing to New Segments
76%
Reduction in cost from
2006-2013
Forecast
Lowest Cost IA Kit
Source: Intel

INVESTOR MEETING 2010
Intel ® Software Network
Connect with developers and Intel engineers
Intel® HD Graphics
Intel® vPro Technology
Expanding Our Capabilities from a PC Chip Company to a
 Computing Solutions Provider
Intel
Circa 2000
Intel Today
Services
Software
Platforms
Silicon
*Excluding IT and Manufacturing
Software
Professionals
are
22%
of Intel*
Other names and brands may be claimed as the property of others

INVESTOR MEETING 2010
The Transformation Has Positioned Intel for
Profitable Growth
• Maximize profits in the fast growing PC segments
• Extend our lead in servers and datacenters
• Enable the next generation of “smart” computing -
 across all segments
• Deliver s/w and services around IA that create valuable
 end user computing experiences
Intel’s plans for the future are forward looking statements

INVESTOR MEETING 2010
Internet Users Growing WW
Global Internet Stats in 2009E
1.8B Users, 13+ Y/Y; 18.8T Minutes Spent, +21% Y/Y
USA
238MM Users
+4% Y/Y
Brazil
67MM Users
+14% Y/Y
Russia
39MM Users
+13% Y/Y
China
384MM Users
+29% Y/Y
India
130MM Users
+23% Y/Y
Source: Morgan Stanley

INVESTOR MEETING 2010
Source: Cisco
PB per Month
Consumer Internet Traffic
Video
Internet Voice
Internet Gaming
File Sharing
Web/Email
Forecast

INVESTOR MEETING 2010
Units M
Computing is Growing in Every Segment

Total Available Market (forecast)
Source: Gartner
Gartner Forecast: PCs, Worldwide and North America, 1Q10 Update 16 April 2010 | ID:G00175947: ”Desktop” references Deskbased PC forecast, ”Laptop” references Mobile PC forecast
Gartner Webinar: Preliminary Worldwide PC Forecast and Market Scenarios, 1Q10 12 March 2010 | ID:G00175081: ”Netbook” references Mini Notebook forecast

INVESTOR MEETING 2010
Units M
Computing is Growing in Every Segment

Total Available Market (forecast)
Source: Gartner
Gartner Forecast: PCs, Worldwide and North America, 1Q10 Update 16 April 2010 | ID:G00175947: ”Desktop” references Deskbased PC forecast, ”Laptop” references Mobile PC forecast
Gartner Webinar: Preliminary Worldwide PC Forecast and Market Scenarios, 1Q10 12 March 2010 | ID:G00175081: ”Netbook” references Mini Notebook forecast

INVESTOR MEETING 2010
Units M
Computing is Growing in Every Segment

Total Available Market (forecast)
Source: Gartner
(2014 Netbook forecast based on 2010-2013 CAGR)
Gartner Forecast: PCs, Worldwide and North America, 1Q10 Update 16 April 2010 | ID:G00175947: ”Desktop” references Deskbased PC forecast, ”Laptop” references Mobile PC forecast
Gartner Webinar: Preliminary Worldwide PC Forecast and Market Scenarios, 1Q10 12 March 2010 | ID:G00175081: ”Netbook” references Mini Notebook forecast

INVESTOR MEETING 2010
Units M
Computing is Growing in Every Segment

Total Available Market (forecast)
Source: Gartner (PC), InStat (Tablet)
(2014 Netbook forecast based on 2010-2013 CAGR)
Gartner Forecast: PCs, Worldwide and North America, 1Q10 Update 16 April 2010 | ID:G00175947: ”Desktop” references Deskbased PC forecast, ”Laptop” references Mobile PC forecast
Gartner Webinar: Preliminary Worldwide PC Forecast and Market Scenarios, 1Q10 12 March 2010 | ID:G00175081: ”Netbook” references Mini Notebook forecast

INVESTOR MEETING 2010
Units M
Computing is Growing in Every Segment

Total Available Market (forecast)
Source: Gartner (PC), InStat (Tablet)
(2014 Netbook forecast based on 2010-2013 CAGR)
Gartner Forecast: PCs, Worldwide and North America, 1Q10 Update 16 April 2010 | ID:G00175947: ”Desktop” references Deskbased PC forecast, ”Laptop” references Mobile PC forecast
Gartner Webinar: Preliminary Worldwide PC Forecast and Market Scenarios, 1Q10 12 March 2010 | ID:G00175081: ”Netbook” references Mini Notebook forecast

INVESTOR MEETING 2010
Maximize Profits in the Fast Growing PC Segments
Maintain Leadership
Maintain Leadership
Expand User Base
Expand User Base
Tick
Tick
Tock
Tock
32nm
32nm
Westmere
Sandybridge
Ivybridge
Tick
Tick
22nm
22nm
Now
Intel ® Wireless Display
Intel® HD Graphics
Intel ® Turbo Boost Technology
WiMAX…
Future
Security, content protection, …
Future
Future
2009 Intel Mobile Volume in Mexico
Source: IDC
Notebook
Cedar
Trail
35%
Of Netbook Purchases
Were 1st Time
PC Buyers
53%
Source: Intel Roadmap
Source: Intel

INVESTOR MEETING 2010
Intel ®  Core processor w/
Intel ® HD Graphics
Desktops
Intel® Core processor w/
Intel ® HD Graphics
Smartphones
Intel ® Atom Z600
Intel ® Atom CE 4100
Intel Leads in Integrated Video Across Platforms
Best-in-Class
Video Performance
“The Perfect Home
Theater PC”
Best-in-Class
Audio/Video
Performance
“Truly a capable piece of
silicon wizardry”
Only Platform
Capable of Running
1080p Video
“Intel may now own the video
crown in this segment”
Other names and brands may be claimed as the property of others
Best-in-Class Video
Performance On-the-Go
“Video Playback was perfect
and image quality
was excellent”
January 2010
May 2010

INVESTOR MEETING 2010
Extend Our Lead in Servers and Data Centers
Other names and brands may be claimed as the property of others
Mercury* x86 Server only CPU Forecast
Mercury* x86 Server only CPU Forecast
Forecast
Strategy:
• Extend “Nehalem effect” across all
 server segments
• Pursue share opportunities in MP,
 RISC, HPC segments
• Extend Intel® Xeon® processors into
 storage and networking segments
Millions of Units

INVESTOR MEETING 2010
User-Generated
Content
Graphical
Typewriter/
…

INVESTOR MEETING 2010
…
Smart TVs
Smartphones
In-Vehicle
Infotainment
Digital Signage
Personal Devices
Home Energy
Management
PCs

INVESTOR MEETING 2010
The Transformation to “Smart”
Example: Television
Source: Intel
Basic TVs:
Smart TVs:
Seamless Integration of TV & Web Content
Interactive & 3D User Interface
Open Platform to Drive Innovation on Apps and Services
~1M
Total Lines
of Code
~1k
DMIPS
Required
~10M
Total Lines
of Code
~3k
DMIPS
Required

INVESTOR MEETING 2010
Intel: Delivering a Smart TV Solution

Services
Software
Platform
Silicon
Other Platforms
Announced Soon!
CE3100
CE4100
Supports Multiple Platforms
Intel Contributing
5.5M Lines of Code
Performance ~3K DMIPS
Architecture
Best AV Pipeline
Enables Real-time
Audio/Video Blended with
Internet Content
Open APIs to Create
Applications Ecosystem
Intel ® Base Linux Kernel
Intel ® Media Play Drivers
* Other names and brands may be claimed as the property of others

INVESTOR MEETING 2010
Desktops
Laptops
Embedded
Smartphones
Netbooks
Personal Devices
Smart TVs

INVESTOR MEETING 2010
Intel is Positioned to Enhance the Computing Experience…
…Across the Continuum
Services
Software
Platforms
Silicon
Security
Manageability
Content Protection
Applications
Comms
Video
User Interface
I/O
New Opportunities For Software And Services Revenue

INVESTOR MEETING 2010
+
Within 5 Years
Server, Network, Storage
Software and Services
+
Expanding Business Opportunities
Intel Forecast

INVESTOR MEETING 2010
The Net Result
Intel forecasting low double-digit:
 1) Revenue CAGR
 2) EPS CAGR (~2x EPS CAGR vs 2003* to 2008 period)
Over the next few years**
Intel Forecast
* 2003 adjusted to include stock based compensation expense,
** Figures specified are preliminary based on current expectations, and are subject to change without notice
Source: Intel

INVESTOR MEETING 2010
Summary
• Intel is transforming into a computing company for the
 21st century
• Lean, efficient, highly profitable
• Focused on serving fast growth segments
• Increasingly differentiated and unique from any
 other company
• Well positioned to deliver exceptional shareholder returns

INVESTOR MEETING 2010
INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix A: Earnings per Share
• In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this presentation contains a non-GAAP financial measure that includes share-based compensation charges as if we had applied the fair value recognition provisions under current GAAP to a period prior to fiscal year 2006, for options granted under the company's equity incentive plans and rights to acquire stock granted under the company's stock purchase plan.
Source: Intel

INVESTOR MEETING 2010
Risk Factors
•The above statements and any others in this document that refer to plans and expectations for the second quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be the important factors that could cause actual results to differ materially from the corporation’s expectations. Demand could be different from Intel's expectations due to factors including changes in business and economic conditions; customer acceptance of Intel’s and competitors’ products; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers. Intel operates in intensely competitive industries that are characterized by a high percentage of costs that are fixed or difficult to reduce in the short term and product demand that is highly variable and difficult to forecast.
Additionally, Intel is in the process of transitioning to its next generation of products on 32nm process technology, and there could be execution issues associated with these changes, including product defects and errata along with lower than anticipated manufacturing yields. Revenue and the gross margin percentage are affected by the timing of new Intel product introductions and the demand for and market acceptance of Intel's products; actions taken by Intel's competitors, including product offerings and introductions, marketing programs and pricing pressures and
Intel’s response to such actions; defects or disruptions in the supply of materials or resources; and Intel’s ability to respond quickly to technological developments and to incorporate new features into its products. The gross margin percentage could vary significantly from expectations based on changes in revenue levels; product mix and pricing; start-up costs, including costs associated with the new 32nm process technology; variations in inventory valuation, including variations related to the timing of qualifying products for sale; excess or obsolete inventory;
manufacturing yields; changes in unit costs; impairments of long-lived assets, including manufacturing, assembly/test and intangible assets; the timing and execution of the manufacturing ramp and associated costs; and capacity utilization. Expenses, particularly certain marketing and compensation expenses, as well as restructuring and asset impairment charges, vary depending on the level of demand for Intel's products and the level of revenue and profits. The tax rate expectation is based on current tax law and current expected income. The tax rate may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various tax authorities , including payment of interest and penalties; and the ability to realize deferred tax assets. Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses realized on the sale or exchange of securities; gains or losses from equity method investments; impairment charges related to debt securities as well as equity and other investments; interest rates; cash balances; and changes in fair value of derivative instruments. The majority of our non-marketable equity investment portfolio balance is concentrated in the flash memory market segment, and declines in this market segment or changes in management’s plans with respect to our investment in this market segment could result in significant impairment charges, impacting restructuring charges as well as gains /losses on equity investments and interest and other. Intel's results could be impacted by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates. Intel’s results could be affected by the timing of closing of acquisitions and divestitures. Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust and other issues, such as the litigation and regulatory matters described in Intel's SEC reports. An unfavorable ruling could include monetary damages or an injunction prohibiting us from manufacturing or selling one or more products, precluding particular business practices, impacting our ability to design our products, or requiring other remedies such as compulsory licensing of intellectual property. A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the report on Form 10-Q for the quarter ended March 27, 2010.
Rev. 5/7/10